UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2008

Eagle Bulk Shipping Inc.
 (Exact Name of Registrant as Specified in its Charter)

Marshall Islands	000-51366	98-0453513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 785-2500
 (Registrant's telephone number, including area code)

None
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 23, 2008, Eagle Bulk Shipping Inc. (the "Company") issued a press release announcing that it has taken delivery of the Wren, the first of its 35 newbuilding Supramax vessels. The Wren was delivered ahead of schedule and will immediately commence a 10 year term charter, as previously announced. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated June 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.

By:	/s/ Alan S. Ginsberg
Name:	Alan S. Ginsberg
Title:	Chief Financial Officer

Date: June 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 23, 2008.